UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 7, 2010

HSBC USA INC.
(Exact name of registrant as specified in its charter)

Commission File Number 1-7436

Maryland	13-2764867
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

452 Fifth Avenue New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212-525-5000)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On October 7, 2010, HSBC North America Holdings Inc. (“HSBC North America”) issued a press release announcing agreements to resolve certain U.S. regulatory actions involving HSBC North America and HSBC Bank USA, N.A., the primary banking subsidiary of HSBC USA Inc. A copy of the press release is attached as Exhibit 99 hereto and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)           Exhibits

99            Press Release dated October 7, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA INC.

By:	/s/ Mick Forde
Mick Forde Senior Vice President, Deputy General Counsel-Corporate and Assistant Secretary

Dated:  October 7, 2010

Exhibit Index

Exhibit No.	Description

99	Press Release dated October 7, 2010